UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 1, 2009

Orleans Homebuilders, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-6830	59-0874323
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Street Road, Suite 101, Bensalem, PA	19020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 245-7500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 1, 2009, Orleans Homebuilders, Inc. (the “Company”) received a written notice from the NYSE Amex LLC (the “Exchange”) stating that the Company is not in compliance with the Exchange’s continued listing criteria set forth in Sections 134 and 1101 of the NYSE Amex LLC Company Guide (the “Company Guide”) because it failed to timely file its Quarterly Report on Form 10-Q (the “Form 10-Q”) for the period ended September 30, 2009.  The written notice further stated that the failure to file the Form 10-Q constitutes a material violation of the Company’s listing agreement with the Exchange authorizing the Exchange to suspend and, unless prompt corrective action is taken, remove the Company’s common stock from the Exchange pursuant to Section 1003(d) of the Company Guide.

In connection with the Company’s failure to file its Form 10-K (the “Form 10-K”) for the fiscal year ended June 30, 2009, the Company submitted a plan of compliance to the Exchange on November 16, 2009 advising the Exchange of the actions the Company intended to take to bring the Company into compliance with the applicable provisions of the Company Guide by February 2, 2010.  This plan of compliance also addressed the Company’s failure to file the Form 10-Q.  The Company may, however, submit a revised plan of compliance with the Exchange on or before December 15, 2009 advising the Exchange of the actions the Company intends to take to bring the Company into compliance with the applicable provisions of the Company guide by February 2, 2010.

The Company did not timely file its Form 10-K and Form 10-Q as this would have required unreasonable effort and expense.  The Company is working as expeditiously as possible to finalize its accounting and related disclosure for the periods covered by its Form 10-K and Form 10-Q and currently expects to file the Form 10-K and currently expects to filed the Form 10-K and Form 10-Q in early 2010.  The Company can, however, offer no assurance that it will file its Form 10-K or Form 10-Q at or before the times provided above.

On December 7, 2009 the Company issued a press release announcing receipt of the written notice from NYSE Amex LLC, a copy of which is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits

The following exhibits are filed or furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release of Orleans Homebuilders, Inc. dated December 7, 2009 (furnished herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 7, 2009

Orleans Homebuilders, Inc.

By:	Garry P. Herdler
Name: Garry P. Herdler
Title: Executive Vice President,
Chief Financial Officer and
Principal Financial Officer

EXHIBIT INDEX

The following exhibits are filed or furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release of Orleans Homebuilders, Inc. dated December 7, 2009 (furnished herewith).